UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street Norwich, New York 13815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NBT Bancorp Inc. 2024 Omnibus Incentive Plan

On May 21, 2024 (the “Effective Date”), at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of NBT Bancorp Inc. (the “Company”), the stockholders of the Company approved the NBT Bancorp Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”), which will replace the NBT Bancorp Inc. 2018 Omnibus Incentive Plan (the “2018 Plan”). The Board of Directors of the Company (the “Board”) approved the 2024 Plan on March 18, 2024.

Term. The 2024 Plan terminates automatically on May 20, 2034, which is the day before the tenth anniversary of the Effective Date, unless it is earlier terminated by the Board designated by the Board.

Eligibility. Awards may be made under the 2024 Plan to employees, officers, directors, consultants or advisers of the Company or any of its affiliates.

Awards. The following types of awards may be made under the 2024 Plan, subject to limitations set forth in the 2024 Plan:

•	Options to purchase shares of common stock of the Company;
•	Stock appreciation rights;
•	Restricted stock;
•	Restricted stock units;
•	Unrestricted stock;
•	Dividend equivalent rights; and
•	Cash awards.

Shares Available for Issuance. Subject to adjustment as provided in the 2024 Plan, the maximum number of shares of common stock of the Company that are available for issuance under the 2024 Plan will be equal to the sum of (i) 750,000 shares of common stock, plus (ii) the number of shares of common stock that become available for grant due to forfeiture of awards outstanding under the 2018 Plan and any other prior plans.

A description of the material terms of the 2024 Plan is set forth in Proposal 3 contained in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2024. The above description of certain terms of the 2024 Plan is qualified in all respects by the full text of the 2024 Plan, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference. A copy of the form of restricted stock unit agreement is filed as Exhibit 10.2, the terms of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	NBT Bancorp Inc. 2024 Omnibus Incentive Plan
10.2*	Form of Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. NBT Bancorp Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 21, 2024	By:	/s/ Annette L. Burns
Annette L. Burns
Executive Vice President and Chief Financial Officer